                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 19, 1995 appearing on page 27 of General Automation, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                                   /s/ PRICE WATERHOUSE LLP
                                                   --------------------------
                                                       PRICE WATERHOUSE LLP

Costa Mesa, California
February 5, 1996